NORWEST ADVANTAGE FUNDS
                         SUPPLEMENT DATED APRIL 23, 1999
                              TO CURRENT PROSPECTUS


       On March 25, 1999, the Board of Trustees of Norwest Advantage Funds approved the reorganization of each Norwest Advantage Fund into a new portfolio of Wells Fargo Funds Trust. The reorganizations are part of a plan to consolidate the Stagecoach and Norwest Advantage fund families following last November's merger of Wells Fargo & Company and Norwest Corporation. Norwest Advantage Funds will present each proposed fund reorganization to the fund's shareholders for their approval at a special shareholders' meeting that is planned for August 1999.

       If shareholders approve the reorganizations, each Norwest Advantage Fund will reorganize into a corresponding Wells Fargo Funds Trust portfolio that has substantially similar investment objectives and, except as noted below, investment policies. In general, the Wells Fargo Funds Trust portfolios will not combine with other funds of the Stagecoach or Norwest Advantage fund families.

       The reorganizations contemplate, however, that each of the following funds or classes of funds of Norwest Advantage Funds will reorganize into a portfolio of Wells Fargo Funds Trust that may have somewhat different investment policies from those of the fund and may combine with other Stagecoach or Norwest Advantage funds:

       Norwest Advantage Funds                  Wells Fargo Funds Trust
       -----------------------                  -----------------------
       ValuGrowth Stock Fund                    Growth Fund
       Small Company Stock Fund                 Small Cap Fund
       Limited-Term Government Income Fund      Limited-Term Government Income
                                                   Fund
       Performa Strategic Value Bond Fund       Income Fund
       Total Return Bond Fund                   Income Fund
       Treasury Plus Fund                       Treasury Plus Money Market Fund
       Investor Shares and Exchange Shares of   Money Market Fund
       Ready Cash Investment Fund

       You may not purchase shares of the Wells Fargo Funds Trust portfolios until after the reorganizations occur, but you currently may purchase shares of substantially similar funds within the Stagecoach or Norwest Advantage fund families.

       You need not act with respect to the reorganizations at this time. Norwest Advantage Funds and Wells Fargo Funds Trust will mail proxy materials to you in June if you are a shareholder as of May 6, 1999. These materials will describe the reorganizations in detail, including any effect on expense ratios. If you buy fund shares after that date, you will not be entitled to vote those shares on the fund's reorganization, but you may request a copy of the proxy materials.

       The funds' reorganizations (except for those of Ready Cash Investment Fund and Municipal Money Market Fund) are expected to be tax-free transactions. Ready Cash Investment Fund's and Municipal Money Market Fund's reorganizations will not be tax-free transactions, but are not expected to result in tax consequences to shareholders. THE REORGANIZATIONS WILL NOT TRIGGER ANY SALES CHARGES.

       If you have any questions or, after early June, if you want to request a copy of the proxy materials, you should call 1-800-394-0736.